SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 11, 2006

                           NEWKIRK REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                      1-32662                  20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement

      On September 11, 2006, Newkirk Realty Trust, Inc. ("NRT) and Lexington Corporate Properties Trust ("LXP"), a Maryland real estate investment trust, entered into an amendment to the Agreement and Plan of Merger entered into on July 23, 2006 to provide for (i) the extension of the outside date on which the merger of NRT with and into LXP can occur from January 31, 2007 to March 31, 2007 and (ii) certain changes to the form of Second Amended and Restated Agreement of Limited Partnership of The Newkirk Master Limited Partnership (the "Partnership Agreement"), a copy of which will be attached to The Newkirk Master Limited Partnership's preliminary proxy statement to be filed with the Securities and Exchange Commission with respect to the special meeting to vote on the Partnership Agreement (the "MLP Meeting").

ITEM 8.01 Other Events

      On September 13, 2006, LXP and NRT filed with the Securities and Exchange Commission a joint Registration Statement on Form S-4 with respect to the merger and the MLP filed a preliminary proxy statement with the Securities and Exchange Commission with respect to the MLP Meeting.

ITEM 9.01. Financial Statements and Exhibits

      (d) Exhibits

            2.1 Amendment No. 1 to Agreement and Plan of Merger dated September 11 23, 2006, by and among Newkirk Realty Trust and Lexington Corporate Properties Trust.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of September, 2006.

                                            NEWKIRK REALTY TRUST, INC.


                                            By: /s/ Peter Braverman
                                                --------------------------------
                                                Peter Braverman
                                                President